UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 3, 2011
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-52588	43-1823071
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10401 Clayton Road
Frontenac, Missouri	63131
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(314) 569-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act.
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.
Registrant held its Annual Meeting of Stockholders on May 3, 2011. For more information on the following proposals, see Registrant’s proxy statement dated April 6, 2011, the relevant portions of which are incorporated herein by reference. Below are the final voting results.
(1)	The stockholders elected each of the four nominees to the Board of Directors for a three-year term by a majority of the votes cast:

		VOTES	BROKER
DIRECTOR	FOR	WITHHELD	NON-VOTES
Robert M. Cox, Jr.	16,961,960	484,404	962,402
Jerry S. Von Rohr	10,926,037	6,520,327	962,402
Gary R. Parker	16,919,281	527,083	962,402
Barry D. Koenemann	17,085,778	360,586	962,402
(2)	Amendment of Articles of Incorporation to increase the number of authorized shares:

For	16,957,359
Against	505,202
Abstain	946,205
(3)	The stockholders ratified the appointment of Cummings, Ristau &Associates P.C. as the independent public accounting firm for Registrant:

For	18,026,769
Against	109,060
Abstain	272,937
(4)	Non-binding advisory proposal on executive compensation:

For	16,917,697
Against	390,841
Abstain	137,826
Broker Non-Votes	962,402

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 6, 2011

RELIANCE BANCSHARES, INC. (Registrant)
By:	/s/ Dale E. Oberkfell
	Name:	Dale E. Oberkfell
	Title:	Chief Financial Officer

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